NeoStem®







Robin Smith, MD, MBA

Chairman & CEO

Rodman & Renshaw

September 9, 2009

(NYSE AMEX: NBS)

Forward Looking Statements

Certain statements in this presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements relating to NeoStem, Inc. (the "Company") in general as well as with respect to the Company's proposed merger (the "Merger") with China Biopharmaceuticals Holdings, Inc. ("CBH") and proposed share exchange (the "Share Exchange") whereby the Company would acquire a Hong Kong corporation whose wholly owned subsidiary is entitled to certain benefits from the business, personnel and finance of Shandong New Medicine Research Institute of Integrated and Traditional Western Medicine LLC ("Shandong"), and commencement of independent initiatives in China which may be in lieu of closing on the Share Exchange Agreement with Shandong.

General

Forward looking statements in this presentation include statements concerning the ability of NeoStem, Inc. ("the Company") to develop the adult stem cell business, to develop the VSEL technology, the future of regenerative medicine and the role of adult stem cells and VSELs in that future, the future use of adult stem cells and VSELs as a treatment option and the potential revenue growth of the Company's business. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. The Company's ability to enter the adult stem cell arena, its success in such arena and future operating results are dependent upon many factors, including but not limited to (i) the Company's ability to manage the business despite continuing operating losses and cash outflows; (ii) the Company's ability to obtain sufficient capital or a strategic business arrangement to fund its operations and expansion plans, including meeting its obligations under various licensing arrangements and the successful commercialization of its technology; (iii) the Company's ability to build the management and human resources and infrastructure necessary to support the growth of the business; (iv) competitive factors and developments beyond the Company's control; (v) scientific and medical developments beyond the Company's control; (vi) the Company's inability to obtain appropriate governmental licenses or any other adverse effect or limitations caused by government regulation of the business; (vii) whether any of the Company's current or future patent applications result in issued patents; (viii) whether any potential strategic benefits of various licensing transactions will be realized (ix) the Company's ability to maintain its NYSE AMEX listing; and (x) the other factors listed under "Risk Factors" in our annual report on Form 10-K for the year ended December 31, 2008 filed with the Securities and Exchange Commission ("SEC"); and (vii) other risk factors discussed in the Company's periodic filings with the Securities and Exchange Commission which are available for review at www.sec.gov under "Search for Company Filings".

Proposed Merger; Independent China Expansion Activities

Additional risks and uncertainties relate to the proposed Merger and the Company's other expansion activities in China that may cause actual future experience and results to differ materially from those discussed in these forward-looking statements. Important factors (i) related to the proposed Merger that might cause such a difference include, but are not limited to, costs related to the Merger; failure of the Company's or CBH's stockholders to approve the Merger; the Company's or CBH's inability to satisfy the conditions of the Merger, including obtaining necessary approvals from the PRC governmental authorities; the Company's inability to maintain its NYSE AMEX listing; the inability to integrate the Company's and CBH's businesses successfully and grow such merged businesses as anticipated and described in this presentation; the need for outside financing to meet capital requirements; failure to have an effective Joint Venture Agreement satisfactory to the parties and regulatory authorities; (ii) related to the Company's independent expansion activities in China that might cause such a difference include, but are not limited to, costs related to funding these initiatives; the successful application of the variable interest entity to a prohibited business in China; the inability to integrate the Company and the business operations in China successfully and grow such merged businesses as anticipated and described in this presentation; and the need for outside financing to meet capital requirements; and (iii) related to each of the Merger, the expansion activities and the Company's other expansion activities in China, respectively, the other events and factors disclosed in the Company's Form 10-K for the year ended December 31, 2008 and other reports as filed with the SEC .

NeoStem
YOUR CELLS. YOUR USE. YOUR LIFE.

NeoStem Summary

- **Listed on the NYSE AMEX (ticker: NBS)**
- **Have completed approximately $32 Million in financing through June 2009**
- **Leading operator of commercial autologous adult stem cell bank**
  - Pioneering pre-disease collection, processing and long-term storage of stem cells from adult donors for their own future medical treatment
  - Growing Network in major metropolitan areas in the U.S., providing geographical coverage of target customers spanning from California to NY
  - Expand Stem Cell Collection Center Network into Montclair, New Jersey and Malibu, California
  - Safe and convenient storage locations
  - Proprietary processes, infrastructure, methods and systems
  - Minimally invasive extraction procedure ("apheresis")
  - Collaborate with Progenitor Cell Therapy to ensure cell processing is at the highest standard of cGMP

NeoStem
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NeoStem Summary (continued)

- **Shift toward development therapeutics**
  - Worldwide exclusive license from and continuing collaboration with University of Louisville on VSEL Technology (VSEL very small embryonic like stem cells, found in individuals, may contain many physical characteristics typically found in embryonic stem cells)
  - Worldwide Licenses for Innovative Stem Cell Technology and Applications to Heal Chronic wounds
  - Worldwide License to Innovative Stem Cell Technology and Applications for Anti-Aging Skin Rejuvenation Therapies
  - Exclusive license to develop orthopedic based therapies in Asia
- **Expansion into China**
  - Generate traditional therapies in the form of injectable pharmaceuticals
  - Accelerate Stem Cell Therapy
  - Collaborate with PRC experts to accelerate research development activity with licensed technology
  - Medical tourism due to advanced stem cell therapies developing at a faster pace outside the U.S.

NeoStem
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Current Revenue Model

- Collection center fees
- Collection and processing fees from patients
- Storage fees (recurring revenue)
- Usage Fees
- Licensing of our technologies abroad

NeoStem
YOUR CELLS. YOUR USE. YOUR LIFE.

Growth Drivers for the Collection Business



Heart Disease

"It saved my life... my own stem cells."

BERNIE
Adult Stem Cell Heart Recipient



Lupus

"My Lupus has been in remission for more than 5 years.."

KATHY
Adult Stem Cell Recipient



Multiple Sclerosis

"Stem Cells helped me walk again.."

JANICE
Adult Stem Cell Recipient


DR. RICHARD BURT

Diabetes

"13 out of 14 kids are now off insulin.."

DR. RICHARD BURT
Adult Stem Cell Transplanter, Northwestern Hospital



Scleroderma

"I regained my life again... no more pain"

BRAD
Adult Stem Cell Recipient



NeoStem
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Future Stem Cell Therapies

Over 2,000 Adult Stem Cell Clinical Trials

- **By 2017 it's forecasted that a minimum of 16 stem cells products will be approved through the FDA and used in 1.9 million annual procedures.***

  - Autoimmune
  - Diabetes/Metabolic
  - Cardiovascular
  - Orthopedic



Non- Closing Fracture

2 Months Post BMSC

Fully Healed


ClinicalTrials.gov
Linking patients to medical research

- **Worldwide projected to be a US $20 billion business within 3 yrs.**

*Source: Robert Young, RRY Publications, February 2008

NeoStem

NeoStem's Accessing Therapeutic Marketplace Through Licensing Arrangements

Wound Care:
- Vincent Falanga
  - Composition and Methods Using Stem Cells in Cutaneous Wound Healing

Skin Rejuvenation:
- Vincent Giampapa
  - Method and Composition for Restoration of Age-Related Tissue Loss in the Face or Selected Areas of the Body

Musculoskeletal:
- Regenexx; Christopher Centeno
  - Mesenchymal Stem Cell Isolation and Transplantation Method and System to be Used in a Clinical Setting (Orthopedic Uses)
  - Methods and Compositions for the Optimized Expansion and Implantation of Mesenchymal Stem Cells
  - Compositions and Methods for Cartilage Intervertebral Disc Repair
  - Compositions to Promote Implantation and Engraftment of Stem Cells

- ***Very Small Embryonic Like (VSEL)*** Stem Cell Technology exclusively licensed from the University of Louisville in November 2007:
  - Identification, isolation, and use of population of stem cells isolated from bone marrow, umbilical cord blood, and/or other sources and that are referred to as Very Small Embryonic-Like (VSEL) stem cells
  - Therapeutic treatment of various diseases with VSELs, including myocardial infarction, ischemic injury and stroke

*Each application above is a pending patent application in the US and those relating to VSELs are also pending abroad.

Very-Small Embryonic-like Stem Cells (VSELs)

NeoStem's research and development activities are focused on the proprietary **VSEL technology** with a view towards the development of future stem cell therapies for blood disorders, wound repair, musculoskeletal disease, anti-aging and other regenerative medicine applications.



unpurified CB MNC
CXCR4+ CD34+ AC133+ Lin- CD45-
1000
100
10
1
mRNA (log-fold difference)
*
*
Oct4
Nanog
PSC

*CB = Cord Blood



HSCs
VSELs
2 μm
2 μm
heart
neuron
pancreas

Leukemia (2006), 1–7

Morphological and molecular characterization of novel population of CXCR4$^+$ SSEA-4$^+$ Oct-4$^+$ very small embryonic-like cells purified from human cord blood – preliminary report

M Kucia[1], M Halasa[2], M Wysoczynski[1], M Baskiewicz-Masiuk[2], S Moldenhawer[1], E Zuba-Surma[1], R Czajka[2], W Wojakowski[1], B Machalinski[2] and MZ Ratajczak[1]

NeoStem
YOUR CELLS. YOUR USE. YOUR LIFE.

NeoStem Stem Cells Collection Process

Each of us has a population of very primitive embryonic like stem cells that have remained in our bodies since birth

- Can be mobilized in the blood using NeoStem Process
- Should be easily recovered
- Cryopreserved
- Used for future therapeutic applications.


SSEA-4
DAPI
OCT4
DAPI
NANOG
DAPI

NeoStem

NeoStem®







Next Steps

CBH Acquisition

Proposed Combined Company



NeoStem (consolidated)
Pharma Division
Suzhou Erye 51% Ownership
Stem Cell Division
Treatment
Storage
Cosmetic / Anti-aging
R&D

CBH's Pharma revenues and earnings provide certain stability that should be able to underpin the stem cell rollout

NBS brings innovative stem cell technology as well as credibility and domain knowledge which will be a platform for expansion into China

Why Is China Bio Acquisition So Significant

- China's annual drug bill is $73 billion, 45% of total health care expenditures, which is double that of the international average.
- China's Health care reform projected to increase the national pharmaceutical market by annual growth rate of 22%, from $24.5 billion currently to $78 billion to 2013.
- China will move up to 3rd leading drugs market (behind US and Japan), up from 5th.

*Source: www.pharmatimes.com/WorldNews

NeoStem
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Suzhou Erye Pharmaceutical

NBS signed agreement to acquire 51% ownership in Suzhou Erye Pharmaceutical Company in November 2008**. Form S-4 Registration Statement filled in July 2009. Anticipated Close before end of 2009.

Historically Consistent increase in Pharma revenues and earnings

- Provides a stronger balance sheet and P+L
- Established and profitable traditional Pharma business located in Suzhou, Jiangsu Province
- R&D, production and sales of pharmaceutical products as well as intermediate products
- 108 products generating US$49.8 million* in revenues and net profit of US$8.0 million* in 2008, which will initially be used for plant relocation and capacity expansion
- Relocation plan for existing plant will offer opportunity to improve manufacturing standards to World Health Organization ("WHO") levels from cGMP, as well as increase capacity
- Retention of cGMP and adoption of WHO standards should allow future potential in-licensing revenues and export of existing product line
- US will assist in enhancing pipeline of major products, including new drugs ready for commercialization in China

NeoStem
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Competitive Landscape China

Other China Pharma Companies trade at Avg. 86.6x Current P/E

Comps Analysis -- CBH

Name	Exchange	Country	Industry	Share Price (USD)	Mkt Cap (USD)	EPS 2008	P/E Current	P/E 2008
Minsheng Investment Management Co., Inc.	China	China	Pharmaceuticals	$1.04	$551.70	($0.03)	68.80x	NA
S&P Pharmaceutical Industry	China	China	Pharmaceuticals	$2.34	$280.97	($0.07)	22.24x	NA
North China Pharmaceutical	China	China	Pharmaceuticals	$1.22	$1,257.06	$0.06	32.65x	20.88x
Zhejiang Zhenyuan	China	China	Pharmaceuticals	$1.15	$144.15	$0.01	72.79x	80.20x
Northeast Pharmaceutical Group	China	China	Pharmaceuticals	$3.02	$1,052.71	$0.17	13.89x	17.78x
Jilin Pharmaceutical	China	China	Pharmaceuticals	$1.27	$201.95	$0.03	322.50x	43.55x
Shanghai Pharmaceutical	China	China	Pharmaceuticals	$1.68	$958.53	$0.02	73.35x	79.93x

	Current	2008
Max	**322.50x**	**80.20x**
Min	**13.89x**	**17.78x**
Average	**86.60x**	**48.47x**
Median	**68.80x**	**43.55x**

**Note: Consolidated numbers reflect 100% revenue recognition, 51% NPAT recognition for Erye.*
***Closing is subject to shareholder approval of the Company and China Biopharmaceuticals Holdings and the customary closing conditions.*

NeoStem
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Stem Cell Initiatives in PRC

- Partnership with leading hospitals and PRC governmental agencies
  - Translational R&D (Beijing Laboratory)
  - R&D grant
  - Clinical trials for selected indications
  - Commercial roll out of selected therapies (orthopedic, anti-aging cosmetic)
- Initial offices established in Beijing and Qingdao, with core team in place.
- Strategic alliance with major principal with respect to five provinces (Anhui, Fujian, Jiangsu, Jiangxi, and Zhejiang), the municipality of Shanghai, and Taiwan on revenue sharing basis with no capital outlay requirement by NBS.
- Targeting launch of revenue generating businesses by year end 2009.

NeoStem
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Current Capitalization

	Average Exercise Price	August 18, 2009 # of Shares
Preferred stock; (authorized 5,000,000 shares)		
Series B convertible preferred stock (authorized 825,000 shares)		10,000
Series D convertible preferred stock (authorized 1,293,251 shares*)		1,293,251
Common stock (authorized 500,000,000 shares)		8,538,848
Warrants Outstanding	$ 2.81	18,225,533
Stock Options Outstanding	$ 2.67	4,323,300

*Upon shareholder approval the Series D convertible preferred will be converted into 12,800,000 common shares

NeoStem
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Post Merger Capitalization

	Average Exercise Price*		
Series C convertible preferred stock (authorized 8,177,512 shares)		8,177,512	
Common stock (authorized 500,000,000 shares)		36,402,863	
Warrants Outstanding	$ 2.80	18,196,780	
Series E Warrants	$ 6.55	1,607,945	
US Stock Options Outstanding	$ 2.35*	6,438,300	**
Non US Stock Options Outstanding	$ 1.70*	1,350,000	

*Does not reflect proposed repricing of certain options and warrants that is subject to shareholder approval which is being sought at the same time as approval of the Merger

**Estimate based upon the closing price of NBS common stock on August 25, 2009 for options to be issued upon approval of the Merger.

***Estimate based on maximum number that could be outstanding post merger

NeoStem
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Current Advisory Board Members

- ***Wayne A. Marasco, M.D., Ph.D. Chairman*** - Chairman of Scientific Advisory Board. Associate Professor-Department of Cancer and Immunology & AIDS at the Dana-Farber Cancer Institute and Associate Professor of Medicine at Harvard Medical School. He is taking the lead in expanding the Company's academic relationships and research collaborations.

- ***Douglas W. Losordo, MD*** - For many years a Professor of Medicine at Tufts University School of Medicine and Chief of Cardiovascular Research at St. Elizabeth's Medical Center in Boston, Dr. Losordo was recently appointed Professor of Medicine at Northwestern University and Director of the Feinberg Cardiovascular Research Institute and Program in Cardiovascular Regenerative Medicine. A Fellow or Member of many national professional organizations, he currently serves on committees of the American College of Cardiology, the American Diabetes Association and the American Society of Gene Therapy where he chairs the Cardiovascular Gene Therapy Committee. Dr. Losordo serves as Principal Investigator in many grant research projects and has published widely, contributing to more than 300 professional articles, abstracts and book chapters in recent years. He also serves on the Editorial Boards of numerous medical specialty journals including *Stem Cells*, *Vascular Medicine* and *Circulation Research*.

- ***Ron Rothenberg MD, FACEP*** - Dr. Rothenberg is a Fellow of the American College of Emergency Physicians (FACEP) and is the founder of the California HealthSpan Institute in Encinitas, California. He was the 10th M.D. in the world to become fully board certified by the American Board of Anti-Aging Medicine. A graduate of Columbia University, College of Physicians and Surgeons, and a specialist in Emergency Medicine at Los Angeles County-USC Medical Center, he has served as Clinical Professor of Preventive and Family Medicine at the UCSD School of Medicine Clinical Facility. He is currently Attending Physician at Scripps Memorial Hospital in Encinitas.

- ***Richard Gatti, MD*** - Dr. Richard Gatti, a professor at the University of California, Los Angeles (UCLA) and renowned Pathologist at the UCLA Medical Center, was one of the early pioneers of bone marrow transplantation, among the earliest known forms of adult stem cell therapeutics, for immunodeficiency in the late sixties. Dr. Gatti is also a leading authority in the field of gene therapeutics and has authored or co-authored hundreds of papers related to the molecular identification and treatment of genetic disorders. He has worked for many years to help find a cure for Ataxia-Telangiectasia, a progressive neurological disorder of childhood, associated with increased cancer risk, immunodeficiency, radio sensitivity, and cell cycle defects.

NeoStem
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Current Advisory Board Members (Contd.)

- ***Neil Livingstone, PhD*** - Dr. Livingstone is currently the Chairman and Chief Executive Officer of ExecutiveAction LLC. He was the founder and, until January, 2007, Chief Executive Officer of GlobalOptions Inc., which went public in 2005. He is also Lead Director of Erickson Air-Crane, a $200 million helicopter company. Dr. Livingstone has noted expertise on national security, and is the author of nine books on terrorism. He has served on advisory panels to The Secretary of State, The Chief of Naval Operations, and The Pentagon. He has testified before Congress and delivered more than 500 major addresses in the U.S. and abroad, including recent speeches at The House of Commons and The United Nations. Dr. Livingstone serves on numerous advisory boards, including Supercom Inc., Digital Ally, the Africa Society, and No Greater Love. He was the Founder and Chairman of the Institute on Terrorism and Sub-national Conflict and served as President of Watergate South for more than seven years.

- ***Bradford Billet, OBE CEM*** - Mr. Billet is an executive with the City of New York, where his responsibilities include matters of international affairs, security and emergency management. He is also chairman of the Billet Group, a management consulting company. During the past 20 plus years, Mr. Billet has acquired extensive experience in International Affairs, Emergency Management, Security, Governmental and Business Management, Administration and Operational disciplines. He has held high-ranking positions in both the private and public sectors with budgets in excess of 180 million dollars. Mr. Billet has responded, coordinated and directed multi agency emergency operations, including the September 11th attacks and the 1993 bombing of the World Trade Center, 20 aviation accidents as well as numerous manmade and natural disasters, involving mass casualties and/or fatalities.

- ***Dr. George Smith, MD*** – Dr. Smith graduated from University of California Los Angeles (UCLA) Medical School with five years of specialty training in Pathology in 1965. He spent two years in the Public Health Service assigned to the Atomic Bomb Commission in Hiroshima, Japan. During this assignment, he examined surgical tissue from hospitals all over western Japan and from people who were exposed to radiation from the bombing. He rejoined the UCLA Pathology faculty in 1967 until retirement, in July of 1999. For six years he was Assistant Head of the Blood Bank and Associate Head of Hematopathology where he established a unique bone marrow service in the UCLA Medical Center, and continued to assist in these functions for over 30 years. Dr. Smith was appointed the Director of the UCLA Clinical Laboratories in 1975 and during this period he was also the Director of the Blood Bank, Director of the Medical Technologist Training Program and Chief of Clinical Pathology. Under his tutelage, the Blood Bank was greatly expanded by adding a Blood Donor Center, an apheresis center and new facilities that are all in use today. He initiated a designated donor program, a very active autologous donor program and designed transfusion safety program.

Investment Summary

- **Strategic Alliances:** Today's revenues from collection, processing & storage are strategic alliances
- **Focused Acquisition Strategy:** Focused on acquiring licensing technology and R&D of therapies to provide value for the future.
- **China Expansion:** Move will allow a profitable traditional therapeutic business while we roll out stem cell based therapies underpinned by profitable pharmaceutical business with strong growth prospects.
- **Regulatory Arbitrage**; addressing the mismatch in regenerative medicine regulatory regimes
- **Vertically Integrated Platform**; partnering the stem cell leadership position of US with the delivery platform being installed in China, underpinned by balance sheet and P&L of Pharma operations
- **Largest Developing Healthcare Markets**: Positions in two of the world's leading healthcare markets by size and potential – US and China
- **China market** presents opportunity with latent domestic demand complemented by medical tourism flows
- **Untapped potential demand** for healthcare services in general in China, with healthcare expenditure at only US $94 per capita per annum (4.6% of GDP) versus US $6,719 (15.3% of GDP) in the US [Source: Who, 2006]

NeoStem
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NeoStem®

Contact Information

Robin Smith, MD MBA
Chairman & CEO
Direct: (212) 584-4174
Email: rsmith@neostem.com

NeoStem, Inc.
420 Lexington Avenue
Suite 450
New York, NY 10170
Main: (212) 584-4180
Fax: (646) 514-7787
www.neostem.com
1.888.STEM BANK

NeoStem
YOUR CELLS. YOUR USE. YOUR LIFE.